UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023 (December 5, 2022)

Sparta Commercial Services, Inc.

(Exact name of Registrant as specified in charter)

Nevada	000-09483	30-0298178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Fifth Avenue, 14th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-239-2666

Not Applicable

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	SRCO	Pink Open Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company’s expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 4.01 - CHANGES IN REGISTRANTS’ CERTIFYING ACCOUNTANT

(a)	Form 8-K filed on January 3, 2023

On January 3, 2023, Sparta Commercial Services, Inc. (the “Company”) filed a Form 8-K regarding the Dismissal of Certifying Accountant effective December 5, 2022, which action was ratified by the Company’s Board of Directors on December 29, 2022.

(b)	Prior independent registered public accounting firm

On July 7, 2023, the “Company was notified by the Securities and Exchange Commission (the “Commission”) that the Commission had suspended Boyle CPA, LLC (“Boyle”), the Company’s independent registered public accounting firm (the “Former Auditor”), from appearing or practicing before the Commission. Effective December 5, 2022, the Company had dismissed Boyle, which action was ratified by the Company’s Board of Directors on December 29, 2022.

(c)	Engagement of New Certifying Accountant

On December 5, 2022, Victor Mokuolu, CPA PLLC (“VMCPA”) was engaged as the Company’s independent auditors, commencing with the financials for the quarter ended October 31, 2022.

(d)	Re-audit of Fiscal Year ending April 30, 2022

VMCPA will re-audit the year ended April 30, 2022.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 4.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:	/s/ Anthony L. Havens
Anthony L. Havens, CEO

Dated: July 13, 2023